COLONIAL MUNICIPAL INCOME TRUST
        One Financial Center, Boston, Massachusetts 02111
                         (617) 426-3750

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 30, 1996

Dear Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial Municipal Income Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Tuesday, April 30, 1996, at 10:00 A.M., Eastern time, to:

   1.    Elect four Trustees;

   2. Ratify or reject the selection of independent accountants; and

   3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                    By order of the Trustees,





                                   Arthur O. Stern, Secretary



IT-85/914B-0396

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                         PROXY STATEMENT
                       General Information

                                                   March 20, 1996

     The enclosed proxy, which was first mailed on March 20, 1996, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

     Thirty percent of the shares outstanding and entitled to vote constitutes a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 1, 1996, the Fund had outstanding 27,367,005 shares of beneficial interest. Shareholders of record at the close of business on February 1, 1996 will have one vote for each share held. As of February 1, 1996, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 70.15% of the Fund's outstanding shares.

     Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-248-2828.

1.    Election of Four Trustees.

     Messrs. Birnbaum, Bleasdale, Grinnell and Moody (who have each agreed to serve) are proposed for election as Trustees of the Fund each to serve three years or until a successor is elected. The Board of Trustees currently consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is currently divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above, are elected at the Meeting):

   1997                1998                1999

   Ms. Collins         Mr. Ireland         Mr. Birnbaum
   Mr. Lowry           Mr. Mayer           Mr. Bleasdale
   Mr. Neuhauser       Mr. Shinn           Mr. Grinnell
   Mr. Weeks           Mr. Sullivan        Mr. Moody


     The following table sets forth certain information about the current Trustees :

                                                    Shares
                                                    Beneficially Owned
Nominee                                             and Percent of
Name        Trustee   Principal Occupation (1)      Fund at February
(Age)        since    and Directorships             1, 1996 (2)





Robert J. Birnbaum    Retired (formerly Special            ----
(68)          1995    Counsel, Dechert Price &
                      Rhoads).  Director or
                      Trustee: Colonial Funds,
                      Liberty All-Star Equity
                      Fund and Liberty All-Star
                      Growth Fund, Inc. (formerly
                      known as The Charles Allmon
                      Trust, Inc.).

Tom Bleasdale         Retired (formerly Chairman           ----
(65)          1992    of the Board and Chief
                      Executive Officer, Shore
                      Bank & Trust Company).
                      Director or Trustee:
                      Colonial Funds, Stok, Inc.,
                      The Empire Company.

Lora S. Collins       Attorney, Kramer, Levin,             ----
(60)          1992    Naftalis, Nessen, Kamin &
                      Frankel (law).  Trustee:
                      Colonial Funds.

James E. Grinnell     Private Investor.  Director          ----
(66)          1995    or Trustee: Liberty All-
                      Star Equity Fund and
                      Liberty All-Star Growth
                      Fund, Inc. (formerly known
                      as The Charles Allmon
                      Trust, Inc.).

William D. Ireland,   Retired (formerly Chairman           ----
Jr.                   of the Board, Bank of New
(72)          1987    England--Worcester).
                      Trustee:  Colonial Funds.

Richard W. Lowry      Private Investor.  Director          ----
(59)          1995    or Trustee: Colonial Funds;
                      Liberty All-Star Equity
                      Fund and Liberty All-Star
                      Growth Fund, Inc. (formerly
                      known as The Charles Allmon
                      Trust, Inc.).

William E. Mayer*     Dean of the College of               ----
(55)         1994     Business and Management,
                      University of Maryland
                      (formerly Dean of the Simon
                      Graduate School of
                      Business, University of
                      Rochester).  Director or
                      Trustee:  Colonial Funds,
                      Hambrecht & Quist
                      Incorporated, American
                      Medical Inc., Chart House
                      Enterprises and Riverwood
                      International Corp.

James L. Moody, Jr.   Chairman of the Board,               ----
(64)         1987     Hannaford Bros. Co. (food
                      distributor) (formerly
                      Chief Executive Officer,
                      Hannaford Bros. Co.).
                      Director or Trustee:
                      Colonial Funds, Penobscot
                      Shoe Co., Sobeys Inc.,
                      Hills Stores Company, Inc.,
                      UNUM Corporation and IDEXX
                      Laboratories.

John J. Neuhauser     Dean of the School of                ----
(52)         1987     Management, Boston College.
                      Director or Trustee:
                      Colonial Funds, Hyde
                      Athletic Industries, Inc.

George L. Shinn       Financial Consultant                 ----
(73)         1992     (formerly Chairman, Chief
                      Executive Officer and
                      Consultant, The First
                      Boston Corporation).
                      Director or Trustee:
                      Colonial Funds, The New
                      York Times Co. and Phelps
                      Dodge Corp.

Robert L. Sullivan    Self-employed Management             ----
(68)         1989     Consultant.  Trustee:
                      Colonial Funds.

Sinclair Weeks, Jr.   Chairman of the Board, Reed          ----
(72)         1992     & Barton Corporation.
                      Director or Trustee:
                      Colonial Funds,
                      Commonwealth Energy
                      Systems.


* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated (a registered broker dealer).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On February 1, 1996, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

     In this Proxy Statement, the "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

     The following table sets forth certain information about the current executive officers of the Fund:

                Executive
Name            Officer             Office with Fund: Principal
(Age)           Since               Occupation (3)


Harold W.       1993                President of the Fund (formerly Vice
  Cogger                            President):  President, Chief
(60)                                Executive Officer and Director of
                                    the Adviser (formerly Executive Vice
                                    President); President, Chief
                                    Executive Officer and Director of
                                    The Colonial Group, Inc. (TCG);
                                    President of Colonial Funds
                                    (formerly Vice President); Executive
                                    Vice President and Director of
                                    Liberty Financial Companies, Inc.
                                    (Liberty Financial).

Davey S. Scoon  1993                Vice President of the Fund (formerly
(49)                                Treasurer): Executive Vice President
                                    and Director of the Adviser
                                    (formerly Senior Vice President and
                                    Treasurer); Executive Vice President
                                    and Chief Operating Officer of TCG
                                    (formerly Vice President - Finance
                                    and Administration and Treasurer);
                                    Vice President of Colonial Funds
                                    (formerly Treasurer).

Richard A.      1993                Treasurer and Chief Financial
  Silver                            Officer of the Fund (formerly
(49)                                Controller): Senior Vice President,
                                    Director, Treasurer and Chief
                                    Financial Officer of the Adviser
                                    (formerly Assistant Treasurer);
                                    Treasurer and Chief Financial
                                    Officer of TCG (formerly Assistant
                                    Treasurer);  Treasurer and Chief
                                    Financial Officer of Colonial Funds
                                    (formerly Controller).

Peter L.        1993                Controller of the Fund (formerly
  Lydecker                          Assistant Controller):  Vice
(42)                                President of the Adviser (formerly
                                    Assistant Vice President);
                                    Controller of Colonial Funds
                                    (formerly Assistant Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

         Trustees' Compensation, Meetings and Committees

     During the fiscal year ended November 30, 1995, the Board of Trustees held six meetings.

     The current of Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1995 and from the Colonial Funds complex for the calendar year ended December 31, 1995 for serving as Trustees:

                                                                                           Total Compensation
                         Aggregate                                                         From Fund And
                         Compensation                                                      Fund Complex Paid To
                         From Fund For The     Pension Or            Estimated Annual      The Trustees For The
                         Fiscal Year Ended     Retirement Benefits   Benefits Upon         Calendar Year Ended
Trustee                  November 30, 1995     Accrued As Part Of    Retirement            December 31, 1995 (4)
                                               Fund Expense
Robert J. Birnbaum (5)   $1,177                                                            $ 71,250
Tom Bleasdale             1,829 (6)            -----                 -----                   98,000 (7)
Lora S. Collins           1,696                -----                 -----                   91,000
James E. Grinnell (5)      1,179                                                              71,250
William D. Ireland, Jr.   2,104                -----                 -----                  113,000
Richard W. Lowry (5)      1,177                                                              71,250
William E. Mayer          1,697                -----                 -----                   91,000
James L. Moody, Jr.       1,900 (8)            -----                 -----                   94,500 (9)
John J. Neuhauser         1,700                -----                 -----                   91,000
George L. Shinn           1,920                -----                 -----                  102,500
Robert L. Sullivan        1,883                -----                 -----                  101,000
Sinclair Weeks, Jr.       2,085                -----                 -----                  112,000


(4) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(5)    Elected  as  a  Trustee of the Colonial Funds  complex  on
       April 21, 1995.
(6)    Includes   $911  payable  in  later  years   as   deferred
       compensation.
(7)    Includes  $49,000  payable  in  later  years  as  deferred compensation.
(8)    Includes   $1,485  payable  in  later  years  as  deferred
       compensation.
(9) Total compensation of $94,500 for the calendar year ended December 31, 1995 will be payable in later years as deferred compensation.

     The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (10):

                      Total Compensation
                      From Liberty Funds    Total Compensation
                      II For The Period     From Liberty Funds I
                      January 1, 1995       For The Calendar
                      through March 26,     Year Ended December
Trustee               1995                  31, 1995 (11)

Robert J. Birnbaum    $2,900                $16,675
James E. Grinnell      2,900                 22,900
Richard W. Lowry       2,900                 26,250 (12)

(10) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial Funds and a fifth was reorganized into a new portfolio of Colonial Trust III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.
(11) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).
(12) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.

     The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Shinn, Sullivan and Weeks, met twice during the Fund's fiscal year ended November 30, 1995. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended November 30, 1995. The
Committee reviews compensation of the Trustees.

     The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended November 30, 1995. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

     During the Fund's fiscal year ended November 30, 1995, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

     If any of the nominees listed above become unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                          Required Vote

     A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                   Description of the Adviser

     The Adviser is a wholly-owned subsidary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial.

     Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.
Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.    Ratification of Independent Accountants.

     Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending November 30, 1996, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                          Required Vote

     Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.
3.  Other Matters and Discretion of Attorneys Named in the Proxy

     As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

     The Meeting is called to be held at the same time as the meeting of shareholders of Colonial Intermediate High Income Fund. It is anticipated that such meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

     If a quorum of shareholders (thirty percent of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 30, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, require the Fund's Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Liberty Mutual and its affiliates, which include Liberty Financial, the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which they reported that the Adviser held 17,680.197 shares of the Fund as of March 24, 1995. Liberty Mutual and its affiliates also filed a late Form 5 (Annual Statement of Changes in Beneficial Ownership), on which they reported that the Adviser beneficially owned 18,462.539 shares of the Fund.

            Date for Receipt of Shareholder Proposals

     Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1997 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston,
Massachusetts, 02111 on or before November 19, 1996.

   Shareholders are urged to vote, sign and mail their proxies immediately.
























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                                               COLONIAL MUNICIPAL INCOME TRUST

     Proxy                               This Proxy is Solicited on
                                            Behalf of the Trustees.
              The undersigned shareholder hereby appoints Harold W. Cogger, Nancy L. Conlin, Michael H. Koonce and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust, to be held at Boston, Massachusetts, on Tuesday, April 30, 1996, and at any adjournments, as follows:

1.ELECTION OF FOUR TRUSTEES.
  (Item 1 of the Notice)


    FOR the nominees listed below                WITHHOLD AUTHORITY
  (except as marked to the contrary     to vote for the nominees listed below
               below*)

Robert J. Birnbaum    Tom Bleasdale    James E. Grinnell   James L. Moody, Jr.

*(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below)


2.PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
  (Item 2 of the Notice)

        FOR                 AGAINST             ABSTAIN


3.   IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY
     COME BEFORE THE MEETING.



This proxy when properly executed will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed above.

                                   Please sign exactly as name
                                   appears hereon.  When signing
                                   as attorney, executor,
                                   administrator, trustee or
                                   guardian, please give full
                                   title as such.  If a
                                   corporation, please sign in
                                   full corporate name by
                                   President or other authorized
                                   officer.  If a partnership,
                                   please sign in partnership name
                                   by authorized person.



                                   Date:--------------------------, 1996



                                   --------------------------------------
                                   Signature



                                   -------------------------------
                                   -------------------------------

                                   Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.